                                            Supplement to Prospectus Dated November 9, 2001
                                                  Supplement dated December 10, 2001

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life
Assurance Corporation ("American Skandia").  If you do not have a current prospectus, please contact American Skandia at
1-800-SKANDIA.

                                                         A. SUB-ADVISOR CHANGE

AST Scudder Small-Cap Growth portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment adviser,  ASISI has changed  sub-advisors for the
AST Scudder Small-Cap Growth  portfolio.  Effective  December 10, 2001 Deutsche Asset Management,  Inc. will become the new sub-advisor for the AST  Scudder  Small-Cap  Growth  portfolio.  In  connection  with this  change  the  portfolio's  name is  changed to "AST DeAm
Small-Cap Growth."

The following description of the investment objective is effective as of December 10, 2001.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

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                                                                                                                           PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          ADVISOR/
       TYPE                                                                                                               SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAm  Small-Cap  Growth (f/k/a AST Scudder  Small-Cap  Growth;  f/k/a AST Kemper  Small-Cap
                    Growth):  seeks  maximum  growth of  investors'  capital from a portfolio  of growth  stocks of smaller  companies.  At least 80% of the Portfolio's  total assets normally will be invested in
 SMALL CAP EQUITY   the equity securities of smaller  companies,  i.e., those having a market  capitalization of $2      Deutsche Asset
                    billion or less at the time of investment,  many of which would be in the early stages of their     Management, Inc.
                    life cycle.  The Portfolio  intends to invest  primarily in stocks of companies  whose earnings per share are expected by the Sub-advisor to grow faster than the market average.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

Wells APEX-SUPP. (12/10/2001)                                 1                                                               WAPEX